TEMPLETON GLOBAL INVESTMENT TRUST

                                THE REGION FUNDS:
                         TEMPLETON GREATER EUROPEAN FUND
                          TEMPLETON LATIN AMERICA FUND

                     SUPPLEMENT TO THE CLASS I AND CLASS II
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            SAI dated August 1, 1996

I. As of January 1, 1997 the Templeton Greater European Fund and the Templeton Latin America Fund each offers a third class of shares, designated "Advisor Class." This SAI describes the Class I and Class II shares of each Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class, contact your investment representative or Distributors.

II. The discussion under "HOW DO I BUY, SELL AND EXCHANGE SHARES? - LETTER OF INTENT" is amended by replacing the fifth sentence of the first paragraph with the following text:

           Your holdings in the Franklin Templeton Funds, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge.

III. The discussion under "THE FUNDS' UNDERWRITER - THE RULE 12B-1 PLANS" is amended by replacing the first paragraph with the following text:

           Each Fund has adopted a distribution plan or "Rule 12b-1 plan" with respect to its Class I and Class II shares pursuant to Rule 12b-1 of the 1940 Act.

January 17, 1997